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Exhibit 10.2

STATE OF MISSOURI
OFFICE OF ADMINISTRATION
DIVISION OF PURCHASING AND MATERIALS MANAGEMENT (DPMM)
CONTRACT AMENDMENT

AMENDMENT NO.: 003	REQ NO.: NR 886 25757006929
CONTRACT NO.: C306118005	BUYER: Laura Ortmeyer
TITLE: Medicaid Managed Care - Eastern Region	PHONE NO.: (573) 751-4579
ISSUE DATE: 02/23/07	E-MAIL: laura.ortmeyer@oa.mo.gov

TO: HARMONY HEALTH PLAN INC
23 PUBLIC SQUARE STE 400
BELLEVILLE, IL 62220

RETURN AMENDMENT NO LATER THAN: March 7, 2007 AT 5:00 PM CENTRAL TIME

RETURN AMENDMENT TO:
(U.S. Mail) Div of Purchasing & Matls Mgt (DPMM) OR PO BOX 809 JEFFERSON CITY MO 65102-0809	(Courier Service) Div of Purchasing & Matls Mgt (DPMM) 301 WEST HIGH STREET, ROOM 630 JEFFERSON CITY MO 65101

OR FAX TO: (573) 526-9817 (either mail or fax, not both)

DELIVER SUPPLIES/SERVICES FOB (Free On Board) DESTINATION TO THE FOLLOWING ADDRESS:

Missouri Department of Social Service
Division of Medical Services
P.O. Box 6500
Jefferson City, MO 65102-6500

SIGNATURE REQUIRED

DOING BUSINESS AS (DBA) NAME Harmony Health Plan of Missouri	LEGAL NAME OF ENTITY/INDIVIDUAL FILED WITH IRS FOR THIS TAX ID NO. Harmony Health Plan of Illinois, Inc.
MAILING ADDRESS 23 Public Square, Suite 400	IRS FORM 1099 MAILING ADDRESS 200 West Adams Street, Suite 800
CITY, STATE, ZIP CODE Belleville, Illinois 62220	CITY, STATE, ZIP CODE Chicago, Illinois 60606

CONTACT PERSON Tina Gallagher	EMAIL ADDRESS Tina.gallagher@wellcare.com
PHONE NUMBER (800)608-8158 Ext. 2405	FAX NUMBER 1-800-608-8157
TAXPAYER ID NUMBER (TIN) 36-4050495	TAXPAYER ID (TIN) TYPE (CHECK ONE) _X__ FEIN ___ SSN	VENDOR NUMBER (IF KNOWN) 3640504950 1
VENDOR TAX FILING TYPE WITH IRS (CHECK ONE) (NOTE: LLC IS NOT A VALID TAX FILING TYPE.)
_X__ Corporation ___ Individual ___ State/Local Government ___ Partnership ___ Sole Proprietor ___Other ________________

AUTHORIZED SIGNATURE /s/ Thad Bereday	DATE March 22, 2007
PRINTED NAME Thaddeus Bereday	TITLE Secretary

AMENDMENT #003 TO CONTRACT C306118005

CONTRACT TITLE:  Medicaid Managed Care - Eastern Region

CONTRACT PERIOD: July 1, 2006 through June 30, 2007

The State of Missouri hereby desires to amend the above-referenced contract in accordance with the following:

1. Paragraph 2.4.8 a. 2) is hereby amended effective January 1, 2007:

2) The health plan shall pay out-of-network providers for emergency services at the current Missouri Medicaid program rates in effect at the time of service.

2. Paragraph 2.28.1 b. is hereby amended effective July 1, 2006:

b.
If the health plan is new to a MC+ managed care region, the health plan shall agree that its capitation rate shall reflect the average participant ratio of the MC+ managed care health plans that are not new to the region by rate cell and category of assistance for the applicable measurement period reflected in Attachment 11. Beginning January 2008, the new health plan shall agree that their future capitation rates shall be adjusted by the health plan’s actual 12-month HCY/EPSDT participant ratio.

All other terms, conditions and provisions of the contract, including all prices, shall remain the same and apply hereto.

The contractor shall sign and return this document, on or before the date indicated, signifying acceptance of the amendment.